EXHIBIT 23.3
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[GRAPHIC OMITTED]
[LOGO - GILBERT LAUSTSEN JUNG ASSOCIATES LTD.]



                                LETTER OF CONSENT



To:      United States Securities and Exchange Commission



                                 RE:   ENCANA CORPORATION ("ENCANA")
                                       REGISTRATION STATEMENT ON FORM S-8

We hereby consent to the use of and reference to our name and our reports, and the inclusion and incorporation by reference of information derived from our reports evaluating a portion of EnCana's petroleum and natural gas reserves as at December 31, 2004, in the registration statement on Form S-8 of EnCana.

                                       Yours truly

                                       GILBERT LAUSTSEN JUNG ASSOCIATES LTD.


                                       /s/ Harry Jung
                                       -----------------------
                                       Harry Jung, P. Eng.
                                       President



Dated April 21, 2005
Calgary, Alberta